[graphic omitted]

COLONIAL FLORIDA TAX-EXEMPT FUND Annual report

January 31, 1998

                     ----------------------------
                     NOT FDIC   MAY LOSE VALUE
                      INSURED   NO BANK GUARANTEE
                     ----------------------------

                   COLONIAL FLORIDA TAX-EXEMPT FUND HIGHLIGHTS
                       February 1, 1997- January 31, 1998
INVESTMENT OBJECTIVE: Colonial Florida Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and provides the opportunity for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Florida intangibles tax.

PORTFOLIO MANAGER COMMENTARY: " The Fund outperformed its peer group over the last 12 months. We have been restructuring our portfolio from what had been a defensive position to one that allowed shareholders to benefit from the recent rally in the bond market. We continue to search for high quality bonds that offer competitive income and the potential for long-term total return."

                                                               -- Maureen Newman

                  COLONIAL FLORIDA TAX-EXEMPT FUND PERFORMANCE
-------------------------------------------------------------------------------
                                        CLASS A      CLASS B        CLASS C(1)
Inception date                          2/1/93       2/1/93         8/1/97
-------------------------------------------------------------------------------
Distributions declared per share(2)     $0.389      $0.333         $0.174
-------------------------------------------------------------------------------
SEC yields on 1/31/98(3)                 3.92%       3.35%          3.66%
-------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)         6.49%       5.55%          6.06%
-------------------------------------------------------------------------------
12-month total returns, assuming        10.37%       9.55%          3.35%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)(5)
-------------------------------------------------------------------------------
Net asset value per share on 1/31/98    $7.79        $7.79          $7.79
-------------------------------------------------------------------------------

(1) Class C share total return is cumulative since inception on August 1, 1997.
(2) A portion of the Fund's income may be subject to the alternative minimum tax.
(3) The 30-day SEC yields on 1/31/98 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Adviser or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.76% for Class A shares, 3.19% for Class B shares and 3.19% for Class C shares.
(4) Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate.
(5) Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

    The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN                      TOP FIVE SECTORS
(as of 1/31/98)                        (as of 1/31/98)
------------------------------         ------------------------------
AAA                     66.2%          Water & Sewer ..........17.3%
AA                      14.3%          General Obligations ....14.1%
A                       8.7%           Hospitals ..............13.6%
BBB                     5.1%           Municipal Electric .....10.2%
Non-rated               2.4%           Airport ................10.1%
Short-term obligations  3.3%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the year ended January 31, 1998. This report provides information on the investment environment of the last 12 months and on the performance of your Fund.

With the national economy continuing its strong growth in early 1997, the Federal Reserve Board made a preemptive strike against inflation by raising short-term interest rates in March. This contributed to a decline in bond prices which did not halt until May. As it became apparent that economic growth was not leading to higher inflation rates, the bond market rallied in the late spring and early summer. Bond prices kept rising as the Federal budget deficit for the year was smaller than expected, and concerns about Asian economic instability led to a belief that reduced demand from Asia, along with lower prices on goods imported from Asia, would continue to limit inflationary pressures. The Asian market crisis first made headlines in mid-1997, and the uncertainty of its impact on the U.S. economy caused the yield on the long Treasury bond to fall below six percent in December.

Municipal bond prices outperformed Treasury prices during the first six months of the period. However, in the second half of the year, municipal bonds slightly underperformed Treasurys for two reasons: first, lower bond yields diminished retail demand; second, the supply of municipal bonds increased as issuers took advantage of the lower interest rates by refunding their bonds.

Looking ahead, we expect moderate economic growth and low inflation, factors that lead us to be moderately optimistic about the bond market environment in 1998.

Since the Fund's inception, the Adviser has voluntarily waived certain expenses. The Adviser is continuing to waive certain fees; however, effective January 1, 1998, it is doing so at a lower rate.

During the last 12 months, your Fund has provided competitive, tax-exempt income generated by well-researched investments in a diversified range of municipal bonds. Colonial Florida Tax-Exempt Fund continues to offer you long-term total return potential and the opportunity to share in Florida's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                           PORTFOLIO MANAGEMENT REPORT

MAUREEN NEWMAN is portfolio manager of Colonial Florida Tax-Exempt Fund. Ms. Newman is vice president of Colonial Management Associates, Inc. and is the manager of Tax-Exempt Credit Research.

POSITIONED FOR SOLID PERFORMANCE
For the 12 months ended January 31, 1998, the total return for Class A shares was 10.37%, based on net asset value. This placed it in the top half of Florida tax-exempt funds as measured by Lipper Analytical Services, Inc. The average Florida fund total return was 9.74%.(1)

Bond prices declined in the beginning of the period, as the Federal Reserve Board raised short-term interest rates in response to concerns that continued economic growth would lead to higher inflation. However, those concerns proved to be unwarranted as inflation rates remained low, so the bond market rallied during the second half of the year. A change in our strategy allowed us to take advantage of that market momentum, and shareholders benefited from that change.

REPOSITIONING THE FUND'S PORTFOLIO
At the beginning of 1997, the Fund was defensively structured in an effort to lower its volatility. During the course of the year, however, we increased our position in lower coupon bonds, which generally offer greater potential for price appreciation during market rallies. When bond prices went up, the Fund's performance improved significantly. With a steady supply of bonds being issued to meet Florida's growing infrastructure needs, we continue to examine all new issues to find high quality bonds we believe offer good income and the potential for long-term appreciation. To increase yield to shareholders and take advantage of relative value opportunities, the Fund intends to purchase some higher-yield bonds issued in other states. The Fund may benefit from the higher yields, but will replace the bonds by December 31st, so the Fund will not be subject to Florida's intangibles tax.

FLORIDA REMAINS ECONOMICALLY STRONG
The Florida economy continued its robust expansion over the last 12 months, as reflected in the State's growing number of tourists and permanent residents. The greater demand for schools, roads, airports and water systems means the State is one of the nation's largest issuers of municipal bonds. The state government is financially healthy and the increased economic activity should be able to support the new bond issues. As Florida becomes an increasingly attractive site for corporate relocation as well as one of the world's top tourist destinations, our outlook for its economy and fiscal balance continues to be positive.

MANAGING FOR TOTAL RETURN IN AN ERA OF DECLINING INTEREST RATES
Over the last several months, the combination of a growing economy, a lower Federal budget deficit and subdued inflation resulted in sharp increases in bond prices. When interest rates go down, bond prices generally increase and that has been the case in the current rally. This effect has been reflected in a decrease in the size of your dividend checks over time, though the net asset value of your shares has increased. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecast for 1998, we expect this trend in the bond market to continue. Despite the lower general level of interest rates, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

(1) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Florida Tax-Exempt Municipal Fund universe. The Fund's (Class A shares) ranking for the one-year period is in the second quartile (rated 19 out of 61 funds) and in the second quartile for the three-year period (rated 19 out of 46 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

                  COLONIAL FLORIDA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                      Change in Value of $10,000 from 2/1/93 to 1/31/98
                     Based on NAV and POP for Class A Shares
                 and NAV and applicable CDSC for Class B Shares

                                 CLASS A SHARES
-------------------------------------------------------------------------------
                         NAV            W/CDSC         LEHMAN
Jan 31, 1993            $10,000        $ 9,525        $10,000
Feb 28, 1993             10,359          9,867         10,362
Mar 31, 1993             10,183          9,700         10,252
Apr 30, 1993             10,300          9,811         10,355
May 31, 1993             10,363          9,871         10,414
Jun 30, 1993             10,546         10,045         10,588
Jul 31, 1993             10,552         10,051         10,601
Aug 31, 1993             10,777         10,265         10,822
Sep 30, 1993             10,907         10,389         10,946
Oct 31, 1993             10,941         10,422         10,967
Nov 30, 1993             10,822         10,308         10,870
Dec 31, 1993             11,064         10,538         11,099
Jan 31, 1994             11,167         10,636         11,226
Feb 28, 1994             10,834         10,319         10,935
Mar 31, 1994             10,217          9,732         10,490
Apr 30, 1994             10,295          9,806         10,579
May 31, 1994             10,385          9,892         10,671
Jun 30, 1994             10,391          9,897         10,605
Jul 31, 1994             10,570         10,068         10,800
Aug 31, 1994             10,547         10,046         10,837
Sep 30, 1994             10,423          9,928         10,678
Oct 31, 1994             10,140          9,658         10,489
Nov 30, 1994              9,941          9,469         10,299
Dec 31, 1994             10,260          9,773         10,526
Jan 31, 1995             10,594         10,091         10,826
Feb 28, 1995             10,947         10,427         11,141
Mar 31, 1995             11,046         10,521         11,269
Apr 30, 1995             11,055         10,530         11,283
May 31, 1995             11,336         10,797         11,643
Jun 30, 1995             11,101         10,573         11,541
Jul 31, 1995             11,187         10,656         11,650
Aug 31, 1995             11,254         10,720         11,798
Sep 30, 1995             11,337         10,799         11,873
Oct 31, 1995             11,545         10,997         12,045
Nov 30, 1995             11,784         11,225         12,245
Dec 31, 1995             11,962         11,394         12,363
Jan 31, 1996             12,030         11,459         12,456
Feb 29, 1996             11,925         11,359         12,372
Mar 31, 1996             11,742         11,184         12,214
Apr 30, 1996             11,714         11,157         12,179
May 31, 1996             11,749         11,191         12,175
Jun 30, 1996             11,866         11,302         12,307
Jul 31, 1996             11,981         11,412         12,419
Aug 31, 1996             12,001         11,431         12,416
Sep 30, 1996             12,152         11,574         12,590
Oct 31, 1996             12,254         11,672         12,732
Nov 30, 1996             12,473         11,880         12,965
Dec 31, 1996             12,395         11,806         12,910
Jan 31, 1997             12,367         11,779         12,935
Feb 28, 1997             12,472         11,879         13,053
Mar 31, 1997             12,310         11,725         12,879
Apr 30, 1997             12,416         11,826         12,987
May 31, 1997             12,606         12,007         13,183
Jun 30, 1997             12,712         12,108         13,323
Jul 31, 1997             13,177         12,551         13,692
Aug 31, 1997             12,943         12,328         13,564
Sep 30, 1997             13,100         12,478         13,725
Oct 31, 1997             13,207         12,579         13,813
Nov 30, 1997             13,296         12,664         13,894
Dec 31, 1997             13,524         12,882         14,097
Jan 31, 1998             13,649         13,001         14,242



                                 Class B Shares
-------------------------------------------------------------------------------
                         NAV            POP            LEHMAN
Jan 31, 1993            $10,000        $10,000        $10,000
Feb 28, 1993             10,352         10,352         10,362
Mar 31, 1993             10,171         10,171         10,252
Apr 30, 1993             10,281         10,281         10,355
May 31, 1993             10,338         10,338         10,414
Jun 30, 1993             10,514         10,514         10,588
Jul 31, 1993             10,513         10,513         10,601
Aug 31, 1993             10,731         10,731         10,822
Sep 30, 1993             10,854         10,854         10,946
Oct 31, 1993             10,882         10,882         10,967
Nov 30, 1993             10,757         10,757         10,870
Dec 31, 1993             10,990         10,990         11,099
Jan 31, 1994             11,086         11,086         11,226
Feb 28, 1994             10,748         10,748         10,935
Mar 31, 1994             10,130         10,130         10,490
Apr 30, 1994             10,200         10,200         10,579
May 31, 1994             10,284         10,284         10,671
Jun 30, 1994             10,283         10,283         10,605
Jul 31, 1994             10,454         10,454         10,800
Aug 31, 1994             10,425         10,425         10,837
Sep 30, 1994             10,295         10,295         10,678
Oct 31, 1994             10,009         10,009         10,489
Nov 30, 1994              9,806          9,806         10,299
Dec 31, 1994             10,115         10,115         10,526
Jan 31, 1995             10,439         10,439         10,826
Feb 28, 1995             10,780         10,780         11,141
Mar 31, 1995             10,870         10,870         11,269
Apr 30, 1995             10,872         10,872         11,283
May 31, 1995             11,142         11,142         11,643
Jun 30, 1995             10,904         10,904         11,541
Jul 31, 1995             10,982         10,982         11,650
Aug 31, 1995             11,041         11,041         11,798
Sep 30, 1995             11,116         11,116         11,873
Oct 31, 1995             11,312         11,312         12,045
Nov 30, 1995             11,540         11,540         12,245
Dec 31, 1995             11,707         11,707         12,363
Jan 31, 1996             11,766         11,766         12,456
Feb 29, 1996             11,656         11,656         12,372
Mar 31, 1996             11,470         11,470         12,214
Apr 30, 1996             11,435         11,435         12,179
May 31, 1996             11,462         11,462         12,175
Jun 30, 1996             11,569         11,569         12,307
Jul 31, 1996             11,674         11,674         12,419
Aug 31, 1996             11,686         11,686         12,416
Sep 30, 1996             11,825         11,825         12,590
Oct 31, 1996             11,918         11,918         12,732
Nov 30, 1996             12,123         12,123         12,965
Dec 31, 1996             12,040         12,040         12,910
Jan 31, 1997             12,005         12,005         12,935
Feb 28, 1997             12,100         12,100         13,053
Mar 31, 1997             11,935         11,935         12,879
Apr 30, 1997             12,030         12,030         12,987
May 31, 1997             12,207         12,207         13,183
Jun 30, 1997             12,302         12,302         13,323
Jul 31, 1997             12,744         12,744         13,692
Aug 31, 1997             12,510         12,510         13,564
Sep 30, 1997             12,655         12,655         13,725
Oct 31, 1997             12,749         12,749         13,813
Nov 30, 1997             12,827         12,827         13,894
Dec 31, 1997             13,040         13,040         14,097
Jan 31, 1998             13,152         12,952         14,242

A hypothetical $10,000 investment in Class C shares made on August 1, 1997 (inception) at net asset value (NAV) would have been valued at $10,335 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $10,235 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of January 31, 1998
-------------------------------------------------------------------------------
                    CLASS A SHARES       CLASS B SHARES       CLASS C SHARES(1)
INCEPTION                2/1/93               2/1/93                8/1/97
                    NAV       POP        NAV      W/CDSC       NAV      W/CDSC
-------------------------------------------------------------------------------
1 YEAR              10.37%    5.12%      9.55%      4.55%       --        --
-------------------------------------------------------------------------------
5 YEAR              6.42      5.39       5.63       5.31        --        --
-------------------------------------------------------------------------------
SINCE INCEPTION     6.42      5.39       5.63       5.31       3.35%     2.35%
-------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 2% since inception. The CDSC for Class C shares is 1% since inception.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                             INVESTMENT PORTFOLIO
                       JANUARY 31, 1998 (IN THOUSANDS)

MUNICIPAL BONDS - 97.1%                                      PAR       VALUE
-------------------------------------------------------------------------------
HEALTHCARE - 14.7%
 HOSPITALS - 13.7%
 Lakeland,
  Lakeland Regional Medical Center, Series A,
                               5.000%  11/15/17          $ 1,000       $ 995
 Orange County Health Facilities Authority,
  Orlando Regional Healthcare System,
  Series 1996-A,
                               6.250%  10/01/16            6,000       6,989
 Tampa Catholic Health East,
                               5.250%  11/15/12(a)         1,000       1,043
                                                                    --------
                                                                       9,027
                                                                    --------
 NURSING HOMES - 1.0%
 Broward County,
  Beverly Enterprises, Inc.,
                               9.800%  11/01/10              120         133
 Collier County Industrial
  Development Authority,
  Beverly Enterprises, Inc., Series 1991,
                              10.750%  03/01/03              165         189
 Escambia County,
  Beverly Enterprises-Florida, Inc.,
  Series 1985,
                               9.800%  06/01/11              115         126
 Leon County,
  Beverly Enterprises, Inc.,
  Series 1985,
                               9.800%  06/01/11               90         101
 Palm Beach County,
  Beverly Enterprises-Florida, Inc.,
  Series 1984,
                              10.000%  06/01/11               95         105
                                                                    --------
                                                                         654
                                                                    --------
-------------------------------------------------------------------------------
HOUSING - 6.4%
 MULTI-FAMILY - 1.8%
 Hialeah Housing Authority,
  Series 1991,
                               9.500%  11/01/21              200         190
 Florida Housing Finance Agency,
 Barrington,
                               5.350%  12/01/27          $ 1,000       $ 998
 Florida Housing Finance Agency,
  Windsong Apartments,
  Series 1993-C,
                               9.250%  01/01/19               35          28
                                                                    --------
                                                                       1,216
                                                                    --------
 SINGLE FAMILY - 4.6%
 Broward County Housing Finance Authority,
  Series 1995,
                               6.700%  02/01/28(b)         1,220       1,314
 Manatee County Housing
  Finance Authority,
  Series 1996-1,
                               7.450%  05/01/27            1,550       1,758
                                                                    --------
                                                                       3,072
                                                                    --------
-------------------------------------------------------------------------------
OTHER - 4.1%
 REFUNDED/ESCROWED(c)
 Clearwater Housing Authority,
  Hampton Apartments,
  Series 1994,
                               8.250%  05/01/24              575         715
 Hillsborough City Aviation Authority,
                               6.900%  10/01/11              695         744
 Port Everglades Authority,
  Series 1986,
                               7.125%  11/01/16            1,000       1,236
                                                                    --------
                                                                       2,695
                                                                    --------
-------------------------------------------------------------------------------
OTHER REVENUE - 3.5%
 STATE APPROPRIATED
 Commonwealth of Puerto Rico Urban
  Renewal & Housing Corp.,
                               7.875%  10/01/04            1,500       1,602
 Florida Department of Corrections,
  Okeechobee Correctional Institution,
  Series 1995,
                               6.250%  03/01/15              625         695
                                                                    --------
                                                                       2,297
                                                                    --------
-------------------------------------------------------------------------------
TAX-BACKED - 20.3%
 SPECIAL NON-PROPERTY TAX - 6.1%
 Jacksonville Excise Tax,
  Series 1993,
                                  (d)  10/01/09            $ 525       $ 308
 Jacksonville Transportation System,
                               5.000%  07/01/13            1,000       1,020
 Orange County Tourist Development Tax,
                               5.000%  10/01/16            1,000       1,002
 Tampa Sports Authority,
  Tampa Bay Arena Project,
  Series 1995,
                               5.750%  10/01/25            1,500       1,672
                                                                    --------
                                                                       4,002
                                                                    --------
 STATE GENERAL OBLIGATIONS - 14.2%
 Commonwealth of Puerto Rico:
  Aqueduct & Sewer Authority,
                               5.000%  07/01/19            2,000       1,987
  Series 1996,
                               6.500%  07/01/14            3,000       3,552
 Florida Board of Education:
  Series 1989-A,
                               7.250%  06/01/23            1,000       1,084
  Series 1992-A,
                               6.400%  06/01/19(b)         2,500       2,719
                                                                    --------
                                                                       9,342
                                                                    --------
-------------------------------------------------------------------------------
TRANSPORTATION - 14.5%
 AIRPORTS - 10.2%
 Dade County,
  Miami International Airport:
   Series B,
                               5.125%  10/01/17            1,500       1,500
   Series 1992-B,
                               6.600%  10/01/22(b)         2,000       2,215
 Greater Orlando Aviation Authority,
  Orlando Airport Facility,
                               5.125%  10/01/14            1,000       1,008
 Hillsborough County Aviation Authority,
                               6.900%  10/01/11              805         857
 Palm Beach County,
   County Airport System,
                               7.750%  10/01/10          $ 1,000     $ 1,134
                                                                    --------
                                                                       6,714
                                                                    --------
 PORTS - 4.3%
 Dade County Seaport:
  Series 1995,
                               6.200%  10/01/09            1,000       1,157
  Series 1996,
                               5.400%  10/01/21            1,615       1,656
                                                                    --------
                                                                       2,813
                                                                    --------
-------------------------------------------------------------------------------
UTILITY - 33.6%
 INDEPENDENT POWER PRODUCER - 2.7%
 Martin County Industrial
  Development Authority,
  Indiantown Co-generation Project, Series 1994-A,
                               7.875%  12/15/25            1,500       1,763
                                                                    --------
 INVESTOR OWNED - 3.3%
 Citrus County,
  Florida Power Corp.,
  Crystal River Power Plant, Series 1992-A,
                               6.625%  01/01/27(b)         2,000       2,181
                                                                    --------
 MUNICIPAL ELECTRIC - 10.2%
 Lakeland Electric and Water System,
  Series 1996-B,
                               6.000%  10/01/11            1,870       2,139
 Orlando Utilities Commission,
  Series 1989-D,
                               6.750%  10/01/17            3,750       4,625
                                                                    --------
                                                                       6,764
                                                                    --------
 WATER & SEWER - 17.4%
 Coral Springs Improvement District,
                               6.000%  06/01/10            1,000       1,139
 Dade County Water & Sewer System,
  Series 1997,
                               5.250%  10/01/26            1,500       1,515
 Hillsborough County Utility System,
  Series 1991-A,
                               7.000%  08/01/14            2,155       2,381
 Indian Trace Community Development District,
                               5.000%  05/01/17          $ 1,650     $ 1,650
 Port St. Lucie Utility System,
  Series A,
                               5.000%  09/01/17            1,000       1,000
 Seacoast Utility Authority,
  Series 1989-A,
                               5.500%  03/01/15            1,900       2,054
 Seminole County Water and Sewer,
  Series 1992,
                               6.000%  10/01/19            1,500       1,708
                                                                    --------
                                                                      11,447
                                                                    --------
TOTAL INVESTMENTS (cost of $60,071)(e)                                63,987
                                                                    --------
SHORT-TERM OBLIGATIONS - 3.3%
-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
CA Newport Beach Hoag Hospital,
                               3.600%  10/01/22            1,000       1,000
FL Pinellas County Health Facilities Authority,
 Series 1985,
                               3.750%  12/01/15              100         100
IL State Educational Facilities Authority,
                               3.500%  12/01/25            1,000       1,000
NY Niagara Mohawk, Series 1985-A,
                               3.900%  07/01/15              100         100
                                                                    --------
TOTAL SHORT-TERM OBLIGATIONS                                           2,200
                                                                    --------
OTHER ASSETS & LIABILITIES, NET - (0.4)%                                (269)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 65,918
                                                                    ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(b) These securities, or a portion thereof, with a total market value of $4,903, are being used to collateralize the delayed delivery purchase indicated in note (a) above and open futures contracts.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Zero coupon bond.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.

Short futures contracts open at January 31, 1998:

                      Par value                               Unrealized
                     covered by           Expiration         depreciation
     Type             contracts             month             at 1/31/98
 ------------------------------------------------------------------------------
 Treasury bond        $ 2,500               March                $ 21

See notes to financial statements.

                         STATEMENT OF ASSETS & LIABILITIES
                                  JANUARY 31, 1998
      (in thousands except for per share amounts and footnotes)

      ASSETS
      Investments at value (cost $60,071)                           $ 63,987
      Short-term obligations                                           2,200
                                                                    --------
                                                                      66,187
      Receivable for:
        Interest                                           $ 1,022
        Fund shares sold                                        39
      Receivable due from Adviser                                2
      Other                                                     83     1,146
                                                           -------  --------
          Total Assets                                                67,333
      LIABILITIES
      Payable for:
        Investment purchased                                 1,059
        Distributions                                          247
        Fund shares repurchased                                 89
        Variation margin on futures                             10
      Accrued:
        Deferred Trustees fees                                   3
      Other                                                      7
                                                           -------
          Total Liabilities                                            1,415
                                                                    --------
      NET ASSETS                                                    $ 65,918
                                                                    ========
      Net asset value & redemption price per share -
      Class A ($32,150/4,129)                                       $   7.79
                                                                    ========
      Maximum offering price per share - Class A
      ($7.79/0.9525)                                                $   8.18(a)
                                                                    ========
      Net asset value & offering price per share -
      Class B ($33,665/4,323)                                       $   7.79(b)
                                                                    ========
      Net asset value & offering price per share -
      Class C ($103/13)                                             $   7.79(b)
                                                                    ========
      COMPOSITION OF NET ASSETS
      Capital paid in                                               $ 64,264
      Undistributed net investment income                                 86
      Accumulated net realized loss                                   (2,327)
      Net unrealized appreciation (depreciation) on:
         Investments                                                   3,916
         Open futures contracts                                          (21)
                                                                    --------
                                                                    $ 65,918
                                                                    ========

(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                         $ 3,689
EXPENSES
Management fee                                        $  325
Service fee                                              111
Distribution fee - Class B                               249
Distribution fee - Class C                               (a)
Transfer agent                                            98
Bookkeeping fee                                           32
Trustees fee                                              12
Custodian fee                                              6
Audit fee                                                 22
Legal fee                                                  4
Registration fee                                          17
Reports to shareholders                                    5
Amortization of deferred
 organization expenses                                     9
Other                                                     12
                                                      ------
                                                         902
Custodian credits earned                                  (4)
                                                      ------
                                                         898
Fees waived by the Adviser                              (266)
Fees waived by the Distributor - Class C                 (a)         632
                                                      ------     -------
         Net Investment Income                                     3,057
                                                                 -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                              609
Closed futures contracts                                (177)
                                                      ------
    Net Realized Gain                                                432
Net unrealized appreciation (depreciation) during
  the period on:
Investments                                            2,674
Open futures contracts                                    (4)
                                                      ------
     Net Unrealized Appreciation                                   2,670
                                                                 -------
          Net Gain                                                 3,102
                                                                 -------
 Increase in Net Assets from Operations                          $ 6,159
                                                                 =======

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended January 31
                                                  -----------------------
INCREASE (DECREASE) IN NET ASSETS                    1998(a)      1997
Operations:
Net investment income                               $  3,057    $  3,208
Net realized gain                                        432         552
Net unrealized appreciation (depreciation)             2,670      (2,305)
                                                    --------    --------
    Net Increase from Operations                       6,159       1,455
Distributions:
From net investment income - Class A                  (1,611)     (1,656)
From net investment income - Class B                  (1,489)     (1,538)
From net investment income - Class C                      (2)        --
                                                    --------    --------
                                                       3,057      (1,739)
                                                    --------    --------
Fund Share Transactions:
Receipts for shares sold - Class A                     3,939       4,869
Value of distributions reinvested - Class A              723         675
Cost of shares repurchased - Class A                  (5,290)     (6,036)
                                                    --------    --------
                                                        (628)       (492)
                                                    --------    --------
Receipts for shares sold - Class B                     4,014       5,202
Value of distributions reinvested - Class B              446         479
Cost of shares repurchased - Class B                  (5,689)     (7,174)
                                                    --------    --------
                                                      (1,229)     (1,493)
                                                    --------    --------
Receipts for shares sold - Class C                       100         --
Value of distributions reinvested - Class C                2         --
                                                    --------    --------
                                                         102         --
                                                    --------    --------
    Net Decrease from Fund Share
            Transactions                              (1,755)     (1,985)
                                                    --------    --------
       Total Increase (Decrease)                       1,302      (3,724)
NET ASSETS
Beginning of period                                   64,616      68,340
                                                    --------    --------
End of period (including undistributed
 net investment income of $86 and $97,
 respectively)                                      $ 65,918    $ 64,616
                                                    ========    ========
NUMBER OF FUND SHARES
Sold - Class A                                           523         655
Issued for distributions reinvested - Class A             96          91
Repurchased - Class A                                   (700)       (816)
                                                    --------    --------
                                                         (81)        (70)
                                                    --------    --------
Sold - Class B                                           532         699
Issued for distributions reinvested - Class B             59          64
Repurchased - Class B                                   (756)       (968)
                                                    --------    --------
                                                        (165)       (205)
                                                    --------    --------
Sold - Class C                                            13         --
Issued for distributions reinvested - Class C            (b)         --
                                                    --------    --------
                                                          13         --
                                                    --------    --------
(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                               JANUARY 31, 1998

NOTE 1.  ACCOUNTING POLICIES
------------------------------------------------------------------------------
ORGANIZATION: Colonial Florida Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium-to-lower- grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSE: The Fund incurred expenses of $47,925 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

               Average Net Assets          Annual Fee Rate
               ------------------          ---------------
                First $2 billion                0.50%
                Over $2 billion                 0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $10,725 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $101,708 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

            Valuation of shares                 Annual
         outstanding on the 20th of              Fee
        each month which were issued             Rate
        ----------------------------            ------
          Prior to November 30, 1994             0.10%
          On or after December 1, 1994           0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets. Through December 31, 1997, the expense limit was 0.40% of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $4,300 of custodian fees have been reduced by balance credits applied during the year ended January 31, 1998. The Fund could have invested a portion of the assets utilized in connection with expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations, were $20,241,436 and $21,241,247 respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

           Gross unrealized appreciation     $ 3,975,098
           Gross unrealized depreciation         (59,526)
                                             -----------
               Net unrealized appreciation   $ 3,915,572
                                             ===========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                  Year of                    Capital loss
                expiration                   carryforward
                ----------                   ------------
                   2003                           244,000
                   2004                         1,485,000
                   2005                            41,000
                                             ------------
                                              $ 1,770,000
                                              ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                              FINANCIAL HIGHLIGHTS

 Selected data for a share of each class outstanding throughout each period are as follows:

                              Year ended January 31
                          ---------------------------------------
                                           1998
                           Class A       Class B        Class C (b)
                          ----------    -----------   ----------------
 Net asset value -
    Beginning of period         $ 7.430        $ 7.430       $ 7.710
                                -------        -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (a)        0.388          0.332         0.172(c)
 Net realized and
   unrealized gain                0.361          0.361         0.082
                                -------        -------       -------
    Total from Investment
      Operations                  0.749          0.693         0.254
                                -------        -------       -------
 LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
 From net investment income      (0.389)        (0.333)       (0.174)
                                -------        -------       -------
 Net asset value -
    End of period               $ 7.790        $ 7.790       $ 7.790
                                =======        =======       =======
 Total return (d)(e)             10.37%          9.55%         3.35%(f)
                                =======        =======       =======
 RATIOS TO AVERAGE NET ASSETS
 Expenses (g)                     0.59%          1.34%         1.04%(c)(h)
 Interest expense                  --             --            --
 Net investment income (g)        5.08%          4.33%         4.63%(c)(h)
 Fees waived or borne
   by the Adviser (g)             0.41%          0.41%         0.40%(h)
 Portfolio turnover                 32%            32%           32%
 Net assets at end
   of period (000)              $32,150        $33,665       $   103
                                -------        -------       -------

(a) Net of fees and  expenses waived or borne by the Adviser  which amounted to:
                                 $0.031         $0.031        $0.031
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.
(h) Annualized.

-------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.
-------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                         Year ended January 31
                              ----------------------------------------------
                                       1997                    1996
                               Class A      Class B     Class A     Class B
                               -------      -------     -------     -------
Net asset value -
   Beginning of period         $ 7.620      $ 7.620     $ 7.100     $ 7.100
                               -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)        0.395        0.340       0.404       0.351
Net realized and
  unrealized gain (loss)        (0.194)      (0.194)      0.535       0.533
                               -------      -------     -------     -------
   Total from Investment
     Operations                  0.201        0.146       0.939       0.884
                               -------      -------     -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income      (0.391)      (0.336)     (0.419)     (0.364)
                               -------      -------     -------     -------
Net asset value -
   End of period               $ 7.430      $ 7.430     $ 7.620     $ 7.620
                               =======      =======     =======     =======
Total return (c)(d)              2.80%        2.03%      13.55%      12.72%
                               =======      =======     =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses                         0.56%(e)     1.31%(e)    0.45%(e)    1.18%(e)
Interest expense                 (f)          (f)          --          --
Net investment
  income                         5.31%(e)     4.56%(e)    5.45%(e)    4.72%(e)
Fees waived or borne
  by the Adviser                 0.44%(e)     0.44%(e)    0.55%(e)    0.55%(e)
Portfolio turnover                 69%          69%         83%         83%
Net assets at end
  of period (000)              $31,275      $33,341     $32,599     $35,741

(a) Net of fees and  expenses waived or borne by the Adviser  which amounted to:
                               $ 0.032      $ 0.032     $ 0.040     $ 0.040
(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.
(f) Rounds to less than 0.01%.

                     FINANCIAL HIGHLIGHTS - CONT.

                                          Year ended January 31
                              ---------------------------------------------
                                      1995                   1994(b)
                              Class A      Class B     Class A     Class B
                              --------     --------    --------    --------
Net asset value -
   Beginning of period        $  7.930     $  7.930    $  7.500    $  7.500
                              --------     --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)        0.423        0.369       0.434       0.378
Net realized and
  unrealized gain (loss)        (0.839)      (0.839)      0.420       0.420
                              --------     --------    --------    --------
   Total from Investment
     Operations                 (0.416)      (0.470)      0.854       0.798
                              --------     --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income      (0.414)      (0.360)     (0.424)     (0.368)
                              --------     --------    --------    --------
Net asset value -
   End of period              $  7.100     $  7.100    $  7.930    $  7.930
                              ========     ========    ========    ========
Total return (c)(d)            (5.11)%      (5.83)%      11.66%      10.85%
                              ========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses                         0.22%        0.97%       0.05%       0.80%
Interest expense
Net investment
  income                         5.92%        5.17%       5.40%       4.65%
Fees waived or borne
  by the Adviser                 0.73%        0.73%       0.88%       0.88%
Portfolio turnover                 45%          45%         19%         19%
Net assets at end
  of period (000)             $ 27,498     $ 31,116    $ 23,802    $ 31,513
                              ========     ========    ========    ========

(a) Net of fees and  expenses waived or borne by the Adviser  which amounted to:
                              $  0.052     $  0.052    $  0.071    $  0.071
(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.
(f) Rounds to less than 0.01%.

       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
COLONIAL FLORIDA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Florida Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds;
$25 for an IRA account.

FREE EXCHANGE(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information........... press [1]

For account information ........................................... press [2]

To speak to a service representative............................... press [3]

For yield and total return information............................. press [4]

For duplicate statements or new supply of checks................... press [5]

To order duplicate tax forms and year-end statements............... press [6]
(February through May)

To review your options at any time during your call................ press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Florida Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Florida Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[graphic omitted]
Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621
Visit us at www.libertyfunds.com

                                                 FL-02/791E-0198 M (3/98) 98/233